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                                                                    EXHIBIT 23.3

                          CONSENT OF DIRECTOR NOMINEE

     The undersigned hereby consents to the reference of the undersigned as a director nominee of Food 4 Less Holdings Inc. (a Delaware corporation) (the "Company") in the Company's Registration Statement on Form S-1.

                                               /s/  BYRON E. ALLUMBAUGH
                                          --------------------------------------
                                                   Byron E. Allumbaugh